UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 4, 2020
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on January 29, 2019, PG&E Corporation (the “Corporation”) and Pacific Gas and Electric Company (the “Utility,” and together with the Corporation, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”).

PG&E Corporation CEO Compensation – Performance Measures

On March 6, 2020, the independent members of the Board of Directors of PG&E Corporation (the “Corporation Board”) approved performance metrics and weightings for certain equity awards to be granted to William “Bill” Johnson, Chief Executive Officer (“CEO”) and President of the Corporation, which performance metrics and weightings are subject to the approval of the Bankruptcy Court.

Mr. Johnson’s equity incentive compensation for 2020 consists of grants of time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PRSUs”).  Mr. Johnson also previously was granted performance-based stock options (“Options”), a third of which have a performance period ending on December 31, 2020 (the “2020 Options”).  Such awards of RSUs, PRSUs, and Options are described in the Debtors’ Current Reports on Form 8-K filed on April 16, 2019 and June 20, 2019.  The terms of Mr. Johnson’s employment were approved by the Bankruptcy Court on August 14, 2019, including the awards of RSUs, PRSUs, and Options described in the Debtors’ Current Reports on Form 8-K filed on April 16, 2019 and June 20, 2019.  Under the terms of Mr. Johnson’s employment approved by the Bankruptcy Court, the performance metrics applicable to Mr. Johnson’s 2020 PRSUs and 2020 Options were to be established by the Corporation Board at a later time.  Subject to Bankruptcy Court approval, the independent members of the Corporation Board have established the performance metrics (the “2020 Metrics”) and weighting described below.  The performance period applicable to the 2020 Metrics covers January 1, 2020 through December 31, 2020.  The 2020 Metrics and weighting are as follows:

●	Customer Welfare (prioritizing public and employee safety) (75%):
	●	Electrical Operations (25%), consisting of:
		●	Reportable Fire Ignitions (10%)
		●	Electric Asset Failure (10%)
		●	Distribution Circuit Sectionalization (5%)
	●	Gas Operations (15%), consisting of:
		●	Large Overpressure Events (7.5%)
		●	Dig-Ins Reduction (7.5%)
	●	Generation (10%), consisting of:
		●	Safe Dam Operating Capacity (5%)
		●	DCPP Reliability and Safety Indicator (5%)
	●	Workforce Safety (15%), consisting of:
		●	Days Away, Restricted and Transferred Rate
	●	Reliability (10%), consisting of:
		●	Gas Customer Emergency Response (3.33%)
		●	911 Emergency Response (3.33%)
		●	Customers Experiencing Multiple Interruptions (3.33%)
	●	Financial Stability (25%)

Descriptions of each of the 2020 Metrics are included in the motion filed by the Debtors with the Bankruptcy Court on March 4, 2020.  The payout ranges for the 2020 Metrics are 50% for performance at threshold goals, 100% for performance at target goals and 150% for performance at or above maximum goals.  Scores between (i) threshold and target and (ii) target and maximum will be interpolated on a linear basis.

All Options, RSUs and PRSUs are subject to claw-back under the Corporation’s and the Utility’s recoupment policy, as applicable.  Mr. Johnson’s equity incentive compensation will be subject to anti-dilution protections upon a spin-off to shareholders and in connection with a rights offering to shareholders or other transactions in which shareholders are subject to the same anti-dilution protections as Mr. Johnson.

Section 16 Officer STIP and LTIP

On March 4, 2020, the Compensation Committee approved a Short-Term Incentive Plan (“STIP”) consisting of a single cash payment for short-term performance metrics associated with the performance period from January to December 2020, and a Long-Term Incentive Plan (“LTIP”) consisting of performance shares (“PSs” ) reflecting performance over a three-year period, to be settled in post-emergence equity of the reorganized Debtors.  The STIP and LTIP were developed with the assistance of the advisors of the Debtors to provide incentive-based compensation to the participants based on metrics that are designed to positively incentivize the Debtor’s senior executives to help ensure operational continuity and align the interests of the Debtors’ senior officers with the Debtors’ focus on near and long-term customer welfare (including safety and operational) and financial stability.  PG&E Corporation’s and the Utility’s Section 16 Officers (with the exception of the PG&E Corporation CEO) are eligible to participate in the STIP and the LTIP, subject to the approval of the Bankruptcy Court.  On March 4, 2020, the Debtors filed a motion with the Bankruptcy Court seeking approval of the STIP and the LTIP.

A summary of the STIP and the LTIP is included below.

Eligibility	●	STIP and LTIP participants will include Corporation and Utility Section 16 Officers other than Mr. Johnson

Performance Period	●	STIP: January 1, 2020 through December 31, 2020
	●	LTIP: January 1, 2020 through December 31, 2022

Payment Timing	●	STIP: One payment associated with the performance period, paid in early 2021
●
LTIP:  PSs dollar value granted on March 2, 2020; number of PSs calculated post-emergence; PSs vest upon certification of results, with required three-year hold period from March 2, 2020 to March 2, 2023.

Award Mix and Payment	●	STIP: 100% cash
	●	LTIP: 100% PSs

Performance Metrics and Weights	●	STIP: 75% Customer Welfare, 25% Financial Stability, as described below:
		●	Electrical Operations (25%), consisting of:
			●	Reportable Fire Ignitions (10%)
			●	Electric Asset Failure (10%)
			●	Distribution Circuit Sectionalization (5%)
		●	Gas Operations (15%), consisting of:
			●	Large Overpressure Events (7.5%)
			●	Total Dig-Ins Reduction (7.5%)
		●	Generation (10%), consisting of:
			●	Safe Dam Operating Capacity (5%)
			●	DCPP Reliability and Safety Indicator (5%)
		●	Workforce Safety (15%), consisting of:
			●	Days Away, Restricted and Transferred Rate
		●	Reliability (10%), consisting of:
			●	Gas Customer Emergency Response (3.33%)
			●	911 Emergency Response (3.33%)
			●	Customers Experiencing Multiple Interruptions (3.33%)
		●	Financial Stability, measured by non-GAAP core earnings per share (25%)

	●	LTIP: 50% Customer Experience, 50% Public Safety, as described below:
		●	Customer Experience (50%), consisting of:
			●	Customer Satisfaction Score (25%)
			●	PSPS Notification Accuracy (25%)
		●	Public Safety (50%), consisting of:
			●	System Hardening (25%)
			●	PSPS Mitigations Through Substation Energization (25%)

Payout Ranges	●	STIP: Threshold performance - 50%; Target performance 100%; Maximum performance - 150%
	●	LTIP: Threshold performance - 50%; Target performance 100%; Maximum performance - 200%

Performance Modifier	●	STIP: Individual Performance Modifier from minimum of 75% to maximum of 125%
	●	LTIP: Total Shareholder Return Modifier, with threshold at 75%, target at 100% and maximum at 125%

Discretion	●
Compensation Committee (or the independent members of the Board of the Utility with respect to awards provided to the Utility CEO and President) retains complete discretion to adjust the final score for each metric, including to zero, for all awards

Clawback	●	All STIP and LTIP awards to executive officers are subject to claw-back under the Corporation’s and the Utility’s Executive Incentive Compensation Recoupment Policy

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of the Corporation and the Utility, including but not limited to their bankruptcy emergence plan and the timing and amount of equity compensation payments. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties. In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in the Corporation and the Utility’s Annual Report on Form 10-K for the year ended December 31, 2019 and their subsequent reports filed with the Securities and Exchange Commission. Additional factors include, but are not limited to, those associated with the Corporation’s and the Utility’s Chapter 11 cases. The Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: March 6, 2020	By:	/s/ BRIAN M. WONG
		Name:	Brian M. Wong
		Title:	Vice President, Deputy General Counsel, and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Date: March 6, 2020	By:	/s/ DAVID S. THOMASON
		Name:	David S. Thomason
		Title:	Vice President, Chief Financial Officer and Controller